Exhibit 23.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement of
PhyMatrix Corp. on Form S-8 (File No. 33-     ) of our report dated January 9,
1996, on our audit of the financial statements of Cancer Specialists of Georgia, P.C.


                                                    /s/ Coopers & Lybrand L.L.P.


Boston, Massachusetts
May 10, 1996